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                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): December 20, 2002


                             H. J. HEINZ COMPANY
            (Exact name of registrant as specified in its charter)


          Pennsylvania                  1-3385                  25-0542520
  (State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

       600 Grant Street, Pittsburgh,                              15219
                Pennsylvania                                   (Zip Code)
  (Address of principal executive offices)

                                 412-456-5700
             (Registrant's telephone number, including area code)


                                Not Applicable
        (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 20, 2002, Heinz transferred to a wholly-owned subsidiary ("SKF Foods") assets and liabilities of its U.S. and Canadian pet food and pet snacks, U.S. tuna, U.S. retail private label soup and private label gravy, College Inn broth and U.S. infant feeding businesses and distributed all of the shares of SKF Foods common stock on a pro rata basis to its shareholders. Immediately thereafter, SKF Foods merged with a wholly-owned subsidiary of Del Monte Foods Company ("Del Monte") resulting in SKF Foods becoming a wholly owned subsidiary of Del Monte (the "Merger"). In connection with the Merger, each share of SKF Foods common stock was automatically converted into shares of Del Monte common stock according to an exchange rate equal to .4466 that resulted in the fully diluted Del Monte common stock being held 74.5% by Heinz shareholders and 25.5% by the Del Monte stockholders. As a result of the transaction, Heinz received approximately $1.1 billion in cash that will be used to retire debt.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Pursuant to paragraph (b)(1) of Item 7 of Form 8-K, Heinz is furnishing pro forma financial information in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6.


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Exhibits.


Exhibit        Description
Number


99.1           Unaudited pro forma consolidated statement of income for the
               H. J. Heinz Company for the six months ended October 30, 2002.

99.2           Unaudited pro forma consolidated statement of income for the
               H. J. Heinz Company for the six months ended October 31, 2001.

99.3           Unaudited pro forma consolidated statement of income for the
               H. J. Heinz Company for the fiscal year ended May 1, 2002.

99.4           Unaudited pro forma consolidated statement of income for the
               H. J. Heinz Company for the fiscal year ended May 2, 2001.

99.5           Unaudited pro forma consolidated statement of income for the
               H. J. Heinz Company for the fiscal year ended May 3, 2000.

99.6           Unaudited pro forma consolidated balance sheet for the
               H. J. Heinz Company as of October 30, 2002.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               H. J. HEINZ COMPANY

Date: January 6, 2003                          By /s/ Arthur Winkleblack
                                                  --------------------------
                                                  Arthur Winkleblack
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



Date: January 6, 2003                             By /s/ Edward McMenamin
                                                  --------------------------
                                                  Vice President-Finance
                                                  (Principal Accounting Officer)







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                                 EXHIBIT INDEX

Exhibit
Number         Description                                                           Method of Filing
99.1           Unaudited pro forma consolidated statement of income for the           Filed herewith.
               H. J. Heinz Company for the six months ended October 30, 2002.

99.2           Unaudited pro forma consolidated statement of income for the           Filed herewith.
               H. J. Heinz Company for the six months ended October 31, 2001.

99.3           Unaudited pro forma consolidated statement of income for the           Filed herewith.
               H. J. Heinz Company for the fiscal year ended May 1, 2002.

99.4           Unaudited pro forma consolidated statement of income for the           Filed herewith.
               H. J. Heinz Company for the fiscal year ended May 2, 2001.

99.5           Unaudited pro forma consolidated statement of income for the           Filed herewith.
               H. J. Heinz Company for the fiscal year ended May 3, 2000.

99.6           Unaudited pro forma consolidated balance sheet for the                 Filed herewith.
               H. J. Heinz Company as of October 30, 2002.
